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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               Current Report

   Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934
   Date of Report (Date of earliest event reported)     July 18, 1996
                                                   ----------------------

                       GREAT AMERICAN BANCORP, INC.
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         (Exact name of registrant as specified in its charter)


        Delaware                  000-25808               52-1923366
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(State or other jurisdiction    (Commission            (I.R.S. Employer
   of incorporation)             File Number)       Identification Number)


 1311 S. Neil St., P.O. Box 1010, Champaign, IL        61824-1010
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 (Address of principal executive offices)              (Zip Code)

                         (217) 356-2265
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       (Registrant's telephone number, including area code)



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 Item 5.     Other Events.

   The Registrant incorporates by reference the press release dated July 18, 1996 attached as Exhibit 20, relating to the Registrant's completion of its common stock repurchase program.


 Item 7.  Financial Statements and Exhibits.

   The Registrant incorporates by reference the press release dated July 18, 1996 attached as Exhibit 20, relating to the Registrant's completion of its common stock repurchase program.



                           SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Great American Bancorp, Inc.
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                                                    (Registrant)

Date    July 19, 1996                     /s/ Jane F. Adams
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                                         Jane F. Adams
                                         Chief Financial Officer

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                               EXHIBIT INDEX
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Exhibit
  No.               Description           Method of Filing
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  20                News Release          Filed herewith
                    Dated 7/18/96


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Exhibit 20

                               NEWS RELEASE

FOR IMMEDIATE RELEASE
July 18, 1996

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265


                       GREAT AMERICAN BANCORP, INC.
                 COMPLETES COMMON STOCK REPURCHASE PROGRAM

Champaign, Illinois, July 18, 1996 - Great American Bancorp, Inc. (NASDAQ/GTPS). Great American Bancorp, Inc., the holding company for First Federal Savings Bank of Champaign-Urbana, Champaign, Illinois, stated that it has completed its repurchase of 102,638 shares of its common stock.

George R. Rouse, President and Chief Executive Officer of Great American Bancorp, Inc. said that the Company has completed the stock repurchase program previously approved by the Company's Board of Directors to repurchase up to five percent of the Companys 2,052,750 outstanding shares.

Great American Bancorp, Inc. completed its offering of common stock in connection with the conversion of First Federal Savings Bank of Champaign-Urbana from a federally chartered mutual savings bank to a federally chartered stock savings bank on June 30, 1995. Great American Bancorp, Inc. sold 2,052,750 shares at $10.00 per share, yielding net proceeds of $19.4 million for the Company. On July 18, 1996, the stock closed at $13 7/8 per share, up 39% from its initial public offering price.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Banks deposits are insured by the Federal Deposit Insurance Corporation.

Great American Bancorp, Inc. stock is traded on the NASDAQ National Market System under the symbol "GTPS."

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